Exhibit 99.1

Knowledge Management for Healthcare Providers NASDAQ: STRM Investor Presentation September 2013

Disclosure Statements TRADEMARKS Product or company names referenced herein may be trademarks or registered trademarks of their respective owners. SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE This presentation contains “forward-looking statements” within the meaning of the U.S Private Securities Litigation Reform Act of 1995, based on current management expections. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health’s actual results to differ. We caution you therefore to not place under reliance on such statements. Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in Streamline Health's periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Streamline Health undertakes no obligation to update any forward-looking statements of relevant risks, except as may be required by law.

Streamline Health: A Clear Way Forward

Knowledge management solutions provider	Our Knowledge Management solutions aggregate unstructured and fragmented data across the clinical and financial spectrum of an admission or a visit– providing clients with intelligently organized, easily accessible insights, enabling better decision-making and better financial results.
Integrate with leading EMR, financial and clinical systems	The Advisory Board Company, McKESSON, 3M, Epic, GE, LAWSON, Allscripts, Cerner, MEDITECH
High client retention with deeply embedded solutions	95% client retention due to subject matter expertise coupled with innovative, deep and broad solutions that integrate with the existing business process of our clients while delivering meaningful ROI.
Installed base of top tier clients presents sizable opportunity	Memorial Sloan-Kettering Cancer Center, Montefiore, NewYork-Presbyterian, EMORY HEALTHCARE, North Shore LIJ
Highly scalable SaaS model	SaaS model enhances recurring revenue – TTM Q2 2013 recurring revenue as % of total 77.5%
Proven management team	Executive team with extensive healthcare information technology experience in both public and private equity or venture backed entities.
Macro market conditions driving growth	The increasing complexity of provider reimbursement strategies coupled with the demands of E H R implementations and a shift in coding metrics are drivers for growth.

© 2013 Streamline Health, Inc.

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Actionable Information and Knowledge Management

Solutions Across the Patient Experience



The financial and operational spectrum of a patient encounter
Referral
Registration
Admission
Discharge
HIM
Coding
CDI
Billing & Collections
Reconciliation
Audit
Patient Access | Clinicians | HIM | Coding | Clinical Documentation Improvement | Patient Financial Services | Revenue Cycle
AccessAnyWare™
Enterprise Content Management
CharityWare
CompletionWare
ReleaseWare
ReferWare
PreOpWare
FolderView
Collabra™
eCAC
eCDI
ePhysician Query
eAbstract
Concurrent Dual Coding
OpportunityAnyWare™
Business Analytics
ARWare
AuditWare
835DenialWare

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Competitive Landscape ECM / Access AnyWare Coding / Collabra Analytics / Opportunity AnyWare Traditionally compete on solution price, service level, agility, customizability & Industry specific Traditionally compete on solution appeal

Addressing Critical Healthcare Issues Electronic Medical Records Providers must show “meaningful use” by 2015 (maximum reimbursement ends 2012) HITECH/ARRA is just the beginning of the EMR life cycle Enable access to unstructured data from within the EMR with MU certified EHR module Declining Reimbursements Payor denials and lack of timely reimbursements squeeze profits With decreasing profit margins, providers will rely on business analytics tools to help them protect their revenue Accelerate coding, billing, A/R collection and increase visibility of financial KPIs with business analytics ICD-10 Transition ICD-9 to ICD-10 Conversion by October 1, 2014 Over 140,000 new codes in ICD-10 Computer Assisted Coding (CAC) solution addresses ICD-10 conversion issues Streamline Health solutions address critical pain points for providers

Growing Addressable Market Current Market Focus Potential New Markets Compelling Market Fundamentals

Case Studies

Current Client Base Frost and Sullivan report: U.S. Hospital Health Data Analytics Market (2012)

TTM Q2 13 TTM Q2 12 77.5% Recurring revenue % total 77.1% 48.2% Recurring revenue growth 24.2% 54.4% Gross margin 51.5% $51.9 Backlog ($ millions) $32.2 Financial Performance 48% Growth 15% Growth TTM Revenue ($ in millions) TTM Adj. EBITDA ($ in millions) Increasing Recurring Revenue Key Financial Improvements Achieved Recurring Revenue Other Revenue $19.3 $4.4 $14.9 TTM Ending Q2 2012 S28.5 $6.4 $22.1 TTM Q2 2013 Recurring Revenue Other Revenue $4.3 Q3 2011 $4.5 Q4 2011 $5.4 Q1 2012 S5.0 Q2 2012 $6.5 Q32012 $6.6 Q4 2012 $6.5 Q1 2013 $8.8 Q2 2013 $5.8 TTM ending Q2 2012 $6.6 TTM ending Q2 2013

2013 Strategic Goals and Projections Key Strategic Goals FY 2013 Revenue ($ in millions) Adj. EBITDA ($ in millions)

Executive Team Name Title Years of Experience: Previously Streamline Industry Total Robert Watson President & Chief Executive Officer 3 23 32 DocuSys, Concuity, Cerner (NASDAQ: CERN) Nicholas Meeks Senior Vice President & Chief Financial Officer 2 6 9 Emdeon (NYSE: EM), Chamberlin Edmonds Richard Nelli Senior Vice President & Chief Technology Officer 1 22 22 Optum (NYSE: UNH), Caremedic Matthew Seefeld Senior Vice President, Solution Strategy 2 14 16 Interpoint Partners, Deloitte, PwC Michael Schiller Senior Vice President, Sales & Marketing 2 22 22 AllScripts (NASDAQ: MDRX), GE Healthcare (NYSE: GE) Herbert Larsen Senior Vice President, Client Services 1 25 26 Edifecs, Cigna (NYSE: CI), Arthur Andersen

Company Summary A leading provider of SaaS-based enterprise content management, business analytics, computer assisted coding (CAC), and clinical documentation improvement (CDI) solutions for healthcare providers. NASDAQ: STRM Exchange/Ticker September 24, 2013: $7.90 (52 Week High - $8.00, Low - $4.62) Share Price (52 Week Range) 13.0 million Common Shares Outstanding September 24, 2013: $102.7 million Market Cap $5.4 million (July 31, 2013) Cash $13.1 million (July 31, 2013) Bank Debt $28.5 million (July 31, 2013) TTM Revenue $6.6 million (July 31, 2013) TTM Adj. EBITDA 110 Number of Associates